UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 27, 2010 (January 22, 2010)

CRIMSON EXPLORATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21644 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information under Item 8.01 is incorporated herein by reference.

Item 8.01	Other Events.

On January 22, 2010, Crimson Exploration Inc. (the “Company”) issued a press release announcing it had signed drilling contracts for two rigs as part of its 2010 capital expenditures program. Both drilling rigs will be deployed in Texas. The first rig in San Augustine and Sabine Counties, Texas and the second rig in Liberty County, Texas. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated January 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: January 27, 2010	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated January 22, 2010

Exhibit 99.1

Crimson Exploration Inc Secures Rig Contracts For 2010 Drilling Program - Houston, TX – (BUSINESS WIRE) – January 22, 2010 - Crimson Exploration Inc. (NasdaqGM: CXPO)today announced that it has signed drilling contracts for two rigs to be used for part of its 2010 capital program. Both rigs will be working in Texas; one in the San Augustine/Sabine area of east Texas and the other in Liberty County in southeast Texas.

East Texas – San Augustine/Sabine Counties

Crimson secured a rig contract with a one year term that will allow continued development of its acreage position in the Haynesville/Mid-Bossier shale plays in San Augustine and Sabine counties. Delivery of the 1,500 hp rig is currently scheduled for March 1, 2010. The Company anticipates drilling four to five wells in this area with this rig.

Southeast Texas - Liberty County

A rig contract was also secured for a continuous two well commitment in Liberty County, with anticipated delivery by late-January 2010. The two wells planned for this rig will likely be drilled during the first half of 2010 and will target the Cook Mountain and Yegua formations.

“By securing rig contracts for a substantial portion of our planned 2010 East Texas and Liberty County projects, Crimson is now positioned to commence and execute its announced 2010 drilling program; one that is designed to enhance shareholder value by increasing reserves, production and cash flow from our conventional assets, as well as continue to further validate our significant resource play potential,” said Allan D. Keel, Crimson’s President and Chief Executive Officer.

Crimson Exploration is a Houston, TX-based independent energy company engaged in onshore oil & gas exploration and production in South Texas, East Texas and the Upper Gulf Coast.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”). Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue and cash flow are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, drilling risks and regulatory changes and the potential lack of capital resources. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2008 and our 424B4 prospectus, for a further discussion of these risks.

Contact: Crimson Exploration Inc., Houston, TX

E. Joseph Grady, 713-236-7400
Source:	Crimson Exploration Inc.